                                                                      Exhibit 25


 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


        300 EAST DELAWARE AVENUE, 8TH FLOOR
        WILMINGTON, DELAWARE                                19809
       (Address of principal executive offices)           (Zip Code)


                                 James Vellanti
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)

                               FINISAR CORPORATION
             (Exact name of Registrant as specified in its charter)

                 DELAWARE                                           94-3038428
(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer
                                                                 Identification No.)

1308 MOFFETT PARK DRIVE
SUNNYVALE, CALIFORNIA                                                   94089
(Address of Principal Executive Offices)                              (Zip Code)


                      2-1/2% CONVERTIBLE SUBORDINATED NOTES


 ===============================================================================

                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Washington, D.C.

           b)  Whether it is authorized to exercise corporate trust powers.

                      Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None



Items 3-15 The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.


Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

           2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
               Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

           4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to
               Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

           7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 8th day of January, 2004.


                                    U.S. BANK TRUST NATIONAL ASSOCIATION

                                    By:      /s/ Adam Berman
                                             -------------------------------
                                    Name:    Adam Berman
                                    Title:   Assistant Vice President

                                                                       Exhibit 7


                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000'S)

                                                            6/30/2003
                                                            ---------
ASSETS
    Cash and Due From Depository Institutions                $368,354
    Fixed Assets                                                1,209
    Intangible Assets                                         121,311
    Other Assets                                               29,546
                                                            ---------
        TOTAL ASSETS                                         $520,420


LIABILITIES

    Other Liabilities                                         $14,194
                                                            ---------
    TOTAL LIABILITIES                                         $14,194

EQUITY
    Common and Preferred Stock                                 $1,000
    Surplus                                                   505,932
    Undivided Profits                                            (706)
                                                            ---------
        TOTAL EQUITY CAPITAL                                 $506,226

TOTAL LIABILITIES AND EQUITY CAPITAL                         $520,420

---------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:     /s/ Adam Berman
        ------------------------------
       Assistant Vice President


Date:  January 8, 2004